LETTER FROM THE INVESTMENT ADVISER                     1st Source Monogram Funds
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to present this report for the 12-month period ended March 31, 2000. Heavy volatility in the stock market and rising yields in the bond market characterized the period. Strong economic growth led to fears of inflation, and the Federal Reserve Board (the "Fed") during the period raised the federal funds rate five times-each time by one quarter of a percentage point. The economy nonetheless continued to grow strongly, fueled by increased productivity and strong consumer spending.

The Dow Jones Industrial Average(1) was very volatile during the period, peaking at 11,723 in January, and then falling to 9,796 in early March before recovering to end the period at 10,922. The technology-heavy NASDAQ Composite Index(2) climbed precipitously during most of the period, breaking 5,000 on March 10. The NASDAQ then fell sharply, and ended the period at 4,572.

STOCK MARKET DIVERGENCE

Investors for most of the year poured money into stocks of Internet companies and other technology firms. That phenomenon boosted valuations on those companies to unprecedented levels. The shift toward technology drew money out of market sectors such as financial services, retail and manufacturing. That trend reversed during the last three weeks of the period, as investors became concerned about the valuations of technology stocks and rotated back into "old economy" sectors.

Large-capitalization stocks outperformed small-and mid-cap stocks during most of the period. Small-caps rallied in the second half of the year, but that rally was driven by a small number of technology companies and did not reflect a major recovery in the sector as a whole. Growth stocks significantly outperformed value stocks during the period.

Bond yields rose throughout the period. The Fed's rate hikes caused investors to sell bonds, especially short- and intermediate-term issues. That environment led to an unusual inverted yield curve, in which yields on some intermediate-term bonds were higher than yields on long-term bonds.

LOOKING AHEAD

The economy should continue its strong growth in the short term, causing the Fed to raise short-term interest rates further. That said, the economy currently is in its longest expansion in history, and we believe its growth will probably pause at some point in the next several years. Likewise, the stock market has produced unusually high returns during the past several years. Those gains are likely to revert to levels closer to a historical norm. The divergence between technology stocks and other sectors has created opportunities for investors who focus on fundamentals and value. Such opportunities abound among small- and mid-cap stocks, which have underperformed large-caps for several years. Our Funds are well-positioned to take advantage of an upturn in those sectors.

Bonds will likely be hurt in the short term, as the Fed raises rates aggressively to slow the economy and prevent inflation. An increasingly tight monetary policy could put upward pressure on bond yields, especially among shorter-term issues. However, we believe investors will regain confidence in the bond market if future rate hikes ward off inflation. In that case, yields should decline to a more modest level-boosting long-term returns in the bond markets.
(1)The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.
(2)NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National market System-traded foreign common stocks and American Depositary Receipts.

--------------------------------------------------------------------------------

LETTER FROM THE INVESTMENT ADVISER                     1st Source Monogram Funds
--------------------------------------------------------------------------------

A portfolio diversified among different sectors of the stock market will provide the best mix of return and risk management over the long term. The Monogram family offers funds that let shareholders build diversified portfolios to meet long-term financial goals-no matter what the stock markets do in the short term.

IN CLOSING. . .

Your Fund managers in the following pages discuss the factors that influenced their investment decisions during the past year and their outlooks for their Funds in the months to come. You will also find detailed financial information and a schedule of investments for each Fund. We encourage you to read this material closely.

Thanks for your continued confidence in us. We look forward to providing you with superior investment management services in the months and years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

Sincerely,

Ralph C. Shive, CFA
Brian A. Bythrow, CFA
Paul W. Gifford, CFA
Kevin A. Carey
Bruno Riboni

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME EQUITY FUND
 RALPH C. SHIVE, CFA

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS INDEX DURING THE 12-MONTH PERIOD THROUGH MARCH 31, 2000?
 A. The Fund's total return (without the sales load) was 11.35%. The Russell 1000 Value Index produced a total return of 6.34%, and the Lipper Equity Income Funds Average returned 4.24%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. We did have exposure to technology securities (many of which were purchased years ago) which we believed were a good value relative to the industry. They carried the investment load, while the total portfolio maintained a gross yield of about 3%. Most of the stocks in the Fund's portfolio were relatively stagnant. Financial stocks such as shares of banks and insurance companies were down. Retail stocks, utility stocks, REITs (real estate investment trusts) and manufacturing stocks also performed poorly. The energy sector helped the Fund's performance over the past 12 months.

    The price-to-earnings (P/Es) ratios of many high-quality stocks declined while the P/Es of Internet-related companies with no track record expanded wildly. We continue to find inexpensive shares of good companies.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. We maintained our value style, but we recognized the market's on-going infatuation with technology stocks. We held shares of some technology companies trading at relatively high P/Es, including Hewlett-Packard (2.56%), Dallas Semiconductor (2.03%) and Montana Power (3.02%). We also added exposure to convertible bonds or convertible preferred securities of technology firms such as Integrated Device Technologies (2.32%) and Lernout & Hauspie (1.63%).(1)

Q. WHAT IS YOUR SIX-MONTH OUTLOOK ON THE STOCK MARKET?
 A. The value style has been out of favor for almost two years and is due for a comeback. In particular, valuations between the technology sector and the rest of the market are extremely skewed. We feel the increased volatility in the Internet sector may encourage investors to focus on stocks that offer safer prospects. In that case, money will begin to flow from expensive stocks of untested companies to reasonably priced stocks of solid corporations.

    We do have some near-term concerns about rising interest rates and potential inflation. Nevertheless, the U.S. and global economies remain quite robust and should create an environment for higher corporate earnings.

(1) The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
[INCOME EQUITY FUND GRAPH]

                                                  LIPPER EQUITY INCOME
                                                      FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX       INCOME EQUITY FUND*
                                                  --------------------      ------------------------       -------------------
3/90                                                      10000                       10000                        9508
3/91                                                      10794                       10704                        9877
3/92                                                      12191                       11925                       11045
3/93                                                      14241                       14719                       13443
3/94                                                      14673                       15300                       15369
3/95                                                      16217                       17016                       15963
3/96                                                      20537                       22715                       19693
3/97                                                      23690                       26820                       22596
3/98                                                      32639                       39471                       30974
3/99                                                      32627                       41461                       30413
3/00                                                      33380                       44088                       33863

* Reflects 5.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/00

                                                                1       5      10
                                                              YEAR    YEAR    YEAR
Without Sales Load                                            11.35%  16.23%  13.54%
With Sales Load*                                               5.77%  15.04%  12.97%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/90 to 3/00, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 1000 Value Index is an unmanaged index that contains 1000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

The Lipper Equity Income Average consists of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME FUND
 PAUL GIFFORD, CFA
 BRUNO RIBONI

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

 A. Paul Gifford:
    The Fund posted a total return of 0.96% (without the sales load) during the 12-month period ended March 31, 2000. That compares to a 2.09% total return for the Fund's benchmark, the Lehman Brothers Intermediate
    Government/Corporate Bond Index.

Q. WHAT WERE CONDITIONS LIKE IN THE BOND MARKET DURING THE PERIOD?

 A. Bruno Riboni:
    The economy experienced extremely strong economic growth, spurred by strong consumer spending and productivity gains in the workplace. Those factors caused investors to fear that the Fed would raise short-term interest rates to head off potential rising inflation. In fact, the Fed did raise rates five times during the period. The economy continued to grow rapidly despite those rate increases.

 A. Paul Gifford:
    Bonds performed poorly in that environment. Yields on short-term Treasuries rose by 150 basis points, while yields on long-term Treasures rose by 30 basis points. Long-term bonds held up better than shorter-term issues and even rallied somewhat toward the end of the period. That outperformance in part reflected investors' views that inflationary concerns would fade, allowing long-term rates to fall. Furthermore, the U.S. Treasury department began buying back longer-term securities, which reduced the supply of such issues and helped support their prices.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. Paul Gifford:
    It appeared at the beginning of the period that interest rates might fall, so we positioned the Fund with a longer duration than that of its benchmark index. That decision dampened the Fund's performance, since rates rose during much of the period. We reduced the Fund's duration later in the period, trimming it to a level slightly shorter than the duration of the index.

 A. Bruno Riboni:
    We also maintained the Fund's strong credit quality. The average credit rating of the Fund's portfolio was very high, at AA. All of the Fund's corporate holdings were rated A or higher. Instead, the Fund benefited from its 50% allocation to U.S. Treasury securities, which outperformed agency and corporate issues.(1)

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE BOND MARKET GOING FORWARD?

 A. Bruno Riboni:
    We believe that heavy consumer spending and continued investments in technology and other productivity enhancements by corporations will fuel strong economic growth during the coming months. In that environment, we anticipate that the Fed will continue to raise short-term interest rates in an effort to prevent rising inflation. In fact, we may see the Fed increase rates more aggressively than they have in the past, given that the last five rate increases have done little to cool the economy.

 A. Paul Gifford:
    The overall bond market will probably not perform especially well in that environment. Therefore, until we see a positive sign for bonds we will position the Fund with a short to neutral duration relative to its benchmark. We also will look to increase the Fund's position in U.S. Government agency securities. Such issues offer attractive yields without additional duration risk. We will continue to invest in high-quality, liquid issues, as lower-quality bonds still do not offer extra yield to compensate for their additional risk.

(1) The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
[INCOME FUND GRAPH]

                                                                      LEHMAN                               INCOME FUND*
                                                    BROTHERS|INTERMEDIATE|GOV'T/CORPORATE|BOND             ------------
                                                                      INDEX
                                                    ------------------------------------------
3/90                                                                 10000.00                                 9601.00
3/91                                                                 11208.00                                10553.00
3/92                                                                 12417.00                                11751.00
3/93                                                                 13963.00                                13118.00
3/94                                                                 14306.00                                13472.00
3/95                                                                 14944.00                                13917.00
3/96                                                                 16372.00                                15223.00
3/97                                                                 17159.00                                15791.00
3/98                                                                 18818.00                                17250.00
3/99                                                                 20052.00                                18103.00
3/00                                                                 20468.00                                18277.00

* Reflects 4.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/00

                                                              1 YEAR   5 YEAR   10 YEAR
Without Sales Load                                              0.96%   5.60%     6.65%
With Sales Load*                                               -3.11%   4.74%     6.22%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Income Fund from 3/90 to 3/00, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

SPECIAL EQUITY FUND
 BRIAN A. BYTHROW, CFA

Q. HOW DID THE SPECIAL EQUITY FUND PERFORM DURING THE 12 MONTHS THROUGH MARCH 31, 2000?
 A. The Fund produced a total return of 50.11% (without the sales load). The Fund's benchmark index, the Russell 2000, posted a total return of 37.29%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. The Fund's management team aims to find reasonably priced shares of companies with above-average growth rates. This approach eliminates most of the high-priced biotechnology and Internet companies. The Fund thus struggled during the first six months of the recent period when shares of these companies were strong. However, the Fund outperformed its index later in the period as investors shifted their assets from shares of Internet companies to stocks of companies that posted earnings.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THIS PERIOD?
 A. The Fund invested relatively heavily in communications and technology stocks, including shares of semiconductor companies and electronic contract manufacturers. For example, contract manufacturer Flextronics International (1.81% of the Fund's portfolio) benefited as large technology companies such as Cisco and Hewlett-Packard continued to outsource their manufacturing. Meanwhile, popular new handheld electronic products created growing demand for semiconductors and chips. That was good news for companies such as Amkor Technology (1.17%), International Rectifier (1.12%) and MKS Instruments (1.11%).(1)

    The Fund held a large position in the oil services sector, which is heading into the sweet part of its cycle. Oil service companies such as Key Energy Services (1.71%) and Hanover Compressor (0.63%) helped fuel the Fund's outperformance. Shares of health care companies, including Biovale (1.14%), also helped the Fund's total return.(1)

    We took opportunities to sell names whose valuations became excessive relative to their growth rates. This helped the Fund outperform its benchmark as many of the high-priced stocks have since corrected rather substantially. We also held an underweight position in shares of financial companies, which helped the fund since most of these stocks went down during the period.

Q. WHAT IS YOUR OUTLOOK FOR SMALL COMPANY STOCKS IN THE SIX MONTHS AHEAD?
 A. We think investors will continue to shift money from high-priced Internet stocks to shares of fast-growing companies with genuine earnings. In our opinion, monies will move from technology stocks to sectors such as business services, oil and education. We look for companies with annual earnings growth of 20% or greater.(1)

(1) The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
[SPECIAL EQUITY FUND GRAPH]

                                                                    SPECIAL EQUITY FUND*               RUSSELL 2000 INDEX 3
                                                                    --------------------               --------------------
3/90                                                                       9492.00                           10000.00
3/91                                                                      10660.00                           10679.00
3/92                                                                      13122.00                           12924.00
3/93                                                                      14340.00                           14844.00
3/94                                                                      16168.00                           16477.00
3/95                                                                      16523.00                           17384.00
3/96                                                                      22716.00                           22434.00
3/97                                                                      22232.00                           23579.00
3/98                                                                      27309.00                           33486.00
3/99                                                                      24427.00                           28042.00
3/00                                                                      36667.00                           38500.00

* Reflects 5.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/00

                                                                1       5      10
                                                              YEAR    YEAR    YEAR
Without Sales Load                                            50.11%  17.28%  14.47%
With Sales Load*                                              42.65%  16.10%  13.87%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/90 to 3/00, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000 Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

DIVERSIFIED EQUITY FUND
 BRIAN BYTHROW, CFA
 KEVIN CAREY

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM DURING THE PERIOD?
 A. Brian Bythrow:
    The Fund's total return was 19.60% (without the sales load) for the 12-month period through March 31, 2000. The Fund's benchmark, the S&P 500 Stock Index, gained 17.93%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Brian Bythrow:
    Three outside managers ran the Fund during the nine months through December 1999. They provided a blend of three management styles: growth, value and rotation. The Fund during those nine months underperformed its index.

    In-house managers here at 1st Source Bank now manage the portfolio. Our aim is to improve the Fund's returns and reduce its expenses. We have changed the Fund's investment style, focusing on growth-oriented stocks. The Fund has since outperformed its benchmark by seven percentage points.

 A. Kevin Carey:
    The major factor affecting the Fund's performance during the first quarter was strong returns by technology stocks, especially large-cap shares of technology and telecommunications firms.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. Brian Bythrow:
    We look for large-cap growth companies with above-average growth rates. We invest in companies with average sales and earnings growth rates higher than 15%. We like to find expanding companies that have not been recognized by the market, as well as stocks that have been somewhat out of favor. We look for companies with reasonable price-to-earnings ratios that have room to move higher. For that reason, the Fund's portfolio does not include many Internet stocks. The Fund owns America Online (0.89% of the Fund's portfolio) but not shares of popular Internet stocks such as Amazon.com, eBay, Verisign or CMGI.(1)

 A. Kevin Carey:
    We look for stable growth companies, including leading companies with large market shares and powerful franchises. Stocks we added to the portfolio during the period included Dell (0.90%), Citigroup (1.95%), Wells Fargo (0.65%), Lucent (1.44%), MCI Worldcom (1.44%), SBC Communications (1.39%), SCI Systems (0.71%), Kimberly Clark (0.37%), Schwab (1.28%), UPS (0.77%), and Williams Companies (0.58%).(1)

Q. WHAT IS YOUR SIX-MONTH OUTLOOK FOR THE MARKET?
 A. Brian Bythrow:
    We think the market will use this time to digest some of the high valuations out there. Many stocks on the NASDAQ have unrealistically high P/E multiples. Meanwhile, we believe the Fed will help keep a lid on some of these stocks by raising short-term interest rates. Investors will likely shift some money toward basic growth and service companies. The Fund is well represented in those sectors.

 A. Kevin Carey:
    We will work hard to maintain low turnover. This approach goes back to our basic strategy: buy shares of good companies when the stocks are reasonably priced and hold them through a strong earnings and revenue growth stage.

(1) The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE FOR FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
[DIVERSIFIED EQUITY FUND GRAPH]

                                                                  DIVERSIFIED EQUITY FUND*             S&P 500 STOCK INDEX
                                                                  ------------------------             -------------------
3/90                                                                       9510.00                           10000.00
3/91                                                                      11002.00                           11438.00
3/92                                                                      12431.00                           12702.00
3/93                                                                      14030.00                           14636.00
3/94                                                                      14414.00                           14848.00
3/95                                                                      15693.00                           17161.00
3/96                                                                      20085.00                           22660.00
3/97                                                                      22433.00                           27142.00
3/98                                                                      31863.00                           40197.00
3/99                                                                      32631.00                           47617.00
3/00                                                                      39029.00                           56162.00

* Reflects 5.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/00

                                                                1       5      10
                                                              YEAR    YEAR    YEAR
Without Sales Load                                            19.60%  19.99%  15.17%
With Sales Load*                                              13.65%  18.75%  14.59%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/90 to 3/00, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 12

                            Statements of Operations
                                    PAGE 13

                      Statements of Changes in Net Assets
                                    PAGE 14

                       Schedules of Portfolio Investments
                                    PAGE 16

                         Notes to Financial Statements
                                    PAGE 26

                              Financial Highlights
                                    PAGE 32

                       Report of Independent Accountants
                                    PAGE 36

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999

                                                      INCOME      DIVERSIFIED     SPECIAL
                                                      EQUITY        EQUITY        EQUITY        INCOME
                                                       FUND          FUND          FUND          FUND
                                                    -----------   -----------   -----------   -----------
                       ASSETS:
Investments, at value (cost $43,263,767;
  $56,788,289; $18,287,035; and $58,774,586
  respectively)...................................  $46,636,348   $75,272,759   $24,684,635   $56,103,861
Repurchase agreements, at cost....................           --       475,291     2,525,131       877,757
                                                    -----------   -----------   -----------   -----------
    Total Investments.............................   46,636,348    75,748,050    27,209,766    56,981,618
                                                    -----------   -----------   -----------   -----------
Interest and dividends receivable.................       94,622        44,181        18,725     1,064,017
Receivable for capital shares issued..............      147,906       199,433       127,591        94,097
Receivable for investments sold...................      942,132            --     1,149,289            --
Unamortized organization costs....................        3,749         6,423         3,582         5,405
Prepaid expenses and other assets.................          610            --           475           943
                                                    -----------   -----------   -----------   -----------
    Total Assets..................................   47,825,367    75,998,087    28,509,428    58,146,080
                                                    -----------   -----------   -----------   -----------
                    LIABILITIES:
Payable to custodian..............................      107,973            --            --            --
Payable for investments purchased.................      283,953            --     1,204,223            --
Payable for capital shares redeemed...............      412,793       308,670       339,463       776,815
Accrued expenses and other payables:
  Investment advisory fees........................       30,345        53,111        18,943        26,890
  Administration fees.............................        8,988        15,197         5,593        11,666
  Other...........................................       14,110        33,653         9,336        19,754
                                                    -----------   -----------   -----------   -----------
    Total Liabilities.............................      858,162       410,631     1,577,558       835,125
                                                    -----------   -----------   -----------   -----------
    Net Assets....................................  $46,967,205   $75,587,456   $26,931,870   $57,310,955
                                                    ===========   ===========   ===========   ===========
                    NET ASSETS:
Capital...........................................  $41,516,783   $56,379,219   $15,869,489   $61,797,182
Undistributed (distributions in excess of) net
  investment income...............................       44,651          (691)         (544)       12,052
Undistributed (distributions in excess of) net
  realized gains (losses) on futures and
  investments.....................................    2,033,190       724,458     4,665,325    (1,827,554)
Unrealized appreciation (depreciation) on
  investments.....................................    3,372,581    18,484,470     6,397,600    (2,670,725)
                                                    -----------   -----------   -----------   -----------
    Net Assets....................................  $46,967,205   $75,587,456   $26,931,870   $57,310,955
                                                    ===========   ===========   ===========   ===========
Outstanding units of beneficial
  interest (shares)...............................    4,359,919     6,674,650     1,954,144     6,018,644
                                                    ===========   ===========   ===========   ===========
Net asset value -- redemption price per share.....  $     10.77   $     11.32   $     13.78   $      9.52
                                                    ===========   ===========   ===========   ===========
Maximum Sales Charge..............................         5.00%         5.00%         5.00%         4.00%
                                                    ===========   ===========   ===========   ===========
Maximum Offering Price (NAV/(1-Maximum Sales
  Charge) of net asset value adjusted to the
  nearest cent) per share.........................  $     11.34   $     11.92   $     14.51   $      9.92
                                                    ===========   ===========   ===========   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2000

                                             INCOME      DIVERSIFIED     SPECIAL
                                             EQUITY        EQUITY        EQUITY        INCOME
                                              FUND          FUND          FUND          FUND
                                           -----------   -----------   -----------   -----------
INVESTMENT INCOME:
Interest income..........................  $   433,330   $   132,792   $   220,477   $ 4,135,202
Dividend income..........................    1,184,979       702,132       118,861            --
Foreign tax withholding..................       (2,857)           --          (964)           --
                                           -----------   -----------   -----------   -----------
     Total Income........................    1,615,452       834,924       338,374     4,135,202
                                           -----------   -----------   -----------   -----------

EXPENSES:
Investment advisory fees.................      384,922       789,233       219,355       345,026
Administration fees......................       96,231       159,441        54,839       125,465
12b-1 fees...............................      120,266       199,242        68,523       156,768
Accounting fees..........................       19,113        29,351        13,840        21,621
Custodian fees...........................        8,853        27,680         8,658         7,021
Organization fees........................        2,702         4,566         2,563         3,858
Transfer agent fees......................       23,173        27,814        21,257        17,323
Trustees' fees and expenses..............        5,208         9,771         3,004         7,069
Other fees...............................       28,842        47,614        18,041        36,868
                                           -----------   -----------   -----------   -----------
     Total expenses before voluntary fee
       reductions........................      689,310     1,294,712       410,080       721,019
                                           -----------   -----------   -----------   -----------
     Expenses voluntarily reduced........     (120,266)     (234,379)      (68,523)     (156,768)
                                           -----------   -----------   -----------   -----------
Net Expenses.............................      569,044     1,060,333       341,557       564,251
                                           -----------   -----------   -----------   -----------
Net Investment Income (Loss).............    1,046,408      (225,409)       (3,183)    3,570,951
                                           -----------   -----------   -----------   -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Realized gains (losses) on futures and
  investments............................    5,964,862     5,018,694     5,214,593    (1,374,889)
Change in unrealized appreciation
  (depreciation) on investments..........   (1,282,624)    9,607,238     5,698,189    (1,695,354)
                                           -----------   -----------   -----------   -----------
Net realized/unrealized gains (losses)
  from investments.......................    4,682,238    14,625,932    10,912,782    (3,070,243)
                                           -----------   -----------   -----------   -----------
Change in net assets resulting from
  operations.............................  $ 5,728,646   $14,400,523   $10,909,599   $   500,708
                                           ===========   ===========   ===========   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           INCOME EQUITY FUND          DIVERSIFIED EQUITY FUND
                                       ---------------------------   ---------------------------
                                        YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                        MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                           2000         1999(a)          2000         1999(a)
                                       ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss).......  $  1,046,408   $    848,483   $   (225,409)  $   (157,786)
  Realized gains on investments......     5,964,862      1,989,853      5,018,694     12,914,962
  Change in unrealized appreciation
     (depreciation) on investments...    (1,282,624)    (3,021,716)     9,607,238    (13,542,991)
                                       ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations.........................     5,728,646       (183,380)    14,400,523       (785,815)
                                       ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........    (1,087,542)      (859,046)            --             --
  From net realized gain on
     investments.....................    (4,793,055)    (5,549,465)   (12,924,461)   (13,464,080)
                                       ------------   ------------   ------------   ------------
Change in net assets from shareholder
  distributions......................    (5,880,597)    (6,408,511)   (12,924,461)   (13,464,080)
                                       ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........    16,935,163     15,400,045     19,329,425     19,352,100
  Dividends reinvested...............     5,782,156      6,124,576     12,826,694     13,109,770
  Cost of shares redeemed............   (26,501,007)   (16,480,278)   (43,405,790)   (30,934,128)
                                       ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions.......................    (3,783,688)     5,044,343    (11,249,671)     1,527,742
                                       ------------   ------------   ------------   ------------
Change in net assets.................    (3,935,639)    (1,547,548)    (9,773,609)   (12,722,153)
NET ASSETS:
  Beginning of period................    50,902,844     52,450,392     85,361,065     98,083,218
                                       ------------   ------------   ------------   ------------
  End of period......................  $ 46,967,205   $ 50,902,844   $ 75,587,456   $ 85,361,065
                                       ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.............................     1,534,426      1,327,864      1,732,814      1,610,936
  Reinvested.........................       549,589        572,233      1,239,294      1,196,147
  Redeemed...........................    (2,352,785)    (1,435,697)    (3,876,545)    (2,597,527)
                                       ------------   ------------   ------------   ------------
Change in Shares.....................      (268,770)       464,400       (904,437)       209,556
                                       ============   ============   ============   ============

---------------

(a) For the period from July 1, 1998 through March 31, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           SPECIAL EQUITY FUND               INCOME FUND
                                       ---------------------------   ---------------------------
                                        YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                        MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                           2000         1999(a)          2000         1999(a)
                                       ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss).......  $     (3,183)  $      5,119   $  3,570,951   $  2,588,937
  Realized gains (losses) on
     investments.....................     5,214,593      1,757,252     (1,374,889)       624,093
  Change in unrealized appreciation
     (depreciation) on investments...     5,698,189     (3,177,218)    (1,695,354)    (1,327,173)
                                       ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations.........................    10,909,599     (1,414,847)       500,708      1,885,857
                                       ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........          (299)        (6,474)    (3,605,588)    (2,590,721)
  Tax return of capital..............            --        (31,820)            --             --
  From net realized gain on
     investments.....................            --             --             --     (1,133,720)
  In excess of net realized gain on
     investments.....................            --             --             --       (452,672)
                                       ------------   ------------   ------------   ------------
Change in net assets from shareholder
  distributions......................          (299)       (38,294)    (3,605,588)    (4,177,113)
                                       ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........     8,937,457      9,738,376     19,389,440     19,281,043
  Dividends reinvested...............           294         36,604      3,570,542      4,012,826
  Cost of shares redeemed............   (23,860,813)   (12,817,329)   (29,794,685)   (19,727,161)
                                       ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions.......................   (14,923,062)    (3,042,349)    (6,834,703)     3,566,708
                                       ------------   ------------   ------------   ------------
Change in net assets.................    (4,013,762)    (4,495,490)    (9,939,583)     1,275,452
NET ASSETS:
  Beginning of period................    30,945,632     35,441,122     67,250,538     65,975,086
                                       ------------   ------------   ------------   ------------
  End of period......................  $ 26,931,870   $ 30,945,632   $ 57,310,955   $ 67,250,538
                                       ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.............................       860,633      1,092,574      1,998,293      1,868,593
  Reinvested.........................            32          4,411        369,884        392,040
  Redeemed...........................    (2,277,234)    (1,407,159)    (3,084,298)    (1,904,079)
                                       ------------   ------------   ------------   ------------
Change in Shares.....................    (1,416,569)      (310,174)      (716,121)       356,554
                                       ============   ============   ============   ============

---------------

(a) For the period from July 1, 1998 through March 31, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS (90.4%):
Aerospace/Defense (1.1%):
  30,000   Raytheon Co.....................  $   532,500
                                             -----------
Automotive Parts (3.1%):
  28,000   Dana Corp.......................      789,250
  21,000   Superior Industries
             International.................      665,438
                                             -----------
                                               1,454,688
                                             -----------
Banking (2.1%):
  18,000   National City Corp..............      371,250
  19,434   Union Planters Corp.............      598,810
                                             -----------
                                                 970,060
                                             -----------
Building Materials (1.1%):
   9,000   Southdown, Inc..................      531,000
                                             -----------
Chemicals (4.1%):
   7,000   Dow Chemical Co.................      797,999
  25,000   Hercules, Inc...................      403,125
  65,000   M.A. Hanna Co...................      735,313
                                             -----------
                                               1,936,437
                                             -----------
Commercial Goods & Services (1.3%):
  30,000   McKesson HBOC, Inc..............      630,000
                                             -----------
Communications Equipment (2.1%):
  28,000   Harris Corp.....................      967,750
                                             -----------
Computer Services (2.7%):
  20,000   Ceridian Corp. (b)..............      383,750
  14,000   Electronic Data Systems Corp....      898,625
                                             -----------
                                               1,282,375
                                             -----------
Computers (4.5%):
  34,000   Diebold, Inc....................      935,000
   9,000   Hewlett-Packard Co..............    1,193,062
                                             -----------
                                               2,128,062
                                             -----------
Consumer Goods & Services (2.7%):
  17,000   American Greetings Corp.........      310,250
  15,000   Avon Products, Inc..............      435,938
  50,000   Mattel, Inc.....................      521,875
                                             -----------
                                               1,268,063
                                             -----------
Electronic Components (5.2%):
  27,000   Dallas Semiconductor Corp.......      948,374
  19,000   Parker-Hannifin Corp............      784,938
  23,000   Thomas & Betts Corp.............      649,750
                                             -----------
                                               2,383,062
                                             -----------
Energy (0.8%):
  17,000   Reliant Energy, Inc.............      398,438
                                             -----------
Financial Services (1.7%):
  18,000   Paine Webber Group, Inc.........      792,000
                                             -----------

                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Food & Related (1.9%):
  15,000   Quaker Oats Co..................  $   909,375
                                             -----------
Forest & Paper Products (1.8%):
  15,000   Weyerhaeuser Co.................      855,000
                                             -----------
Insurance (3.3%):
  22,000   Conseco, Inc....................      251,625
  16,000   Lincoln National Corp...........      536,000
  22,412   St. Paul Companies, Inc.........      764,810
                                             -----------
                                               1,552,435
                                             -----------
Investment Companies (3.0%):
  25,000   Conning Corp....................      310,938
  26,000   Waddell & Reed Financial,
             Inc...........................    1,100,125
                                             -----------
                                               1,411,063
                                             -----------
Leisure (1.1%):
  14,226   Sabre Holdings Corp. (b)........      525,473
                                             -----------
Machinery -- Diversified (3.9%):
  60,000   Esterline Technologies Corp.
             (b)...........................      780,000
  19,000   W.W. Grainger, Inc..............    1,030,749
                                             -----------
                                               1,810,749
                                             -----------
Manufacturing (1.2%):
  24,000   Trinity Industries, Inc.........      568,500
                                             -----------
Media (1.6%):
  42,000   A.H. Belo Corp.- Series A.......      750,750
                                             -----------
Medical -- Instruments/Products (1.5%):
  20,000   Biomet, Inc.....................      727,500
                                             -----------
Medical -- Wholesale Drug Distribution
  (1.0%):
  70,000   Bergen Brunswig Corp............      472,500
                                             -----------
Metals -- Diversified (1.3%):
  35,000   Brush Wellman, Inc..............      616,875
                                             -----------
Motor Vehicles (3.9%):
  15,000   Ford Motor Co...................      689,063
   9,000   General Motors Corp. -- Class H
             (b)...........................    1,120,500
                                             -----------
                                               1,809,563
                                             -----------
Oil -- Integrated Companies (3.6%):
  17,000   Phillips Petroleum Co...........      786,250
  35,000   USX -- Marathon Group, Inc......      912,188
                                             -----------
                                               1,698,438
                                             -----------
Paint & Related Products (1.9%):
  40,000   Sherwin-Williams Co.............      877,500
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                       SECURITY                MARKET
 SHARES               DESCRIPTION               VALUE
---------   -------------------------------  -----------
 COMMON STOCKS, CONTINUED:
Pharmaceuticals (4.5%):
  16,000    Abbott Laboratories............  $   563,000
  14,000    Bristol-Myers Squibb Co. ......      808,499
  12,000    Merck & Co., Inc. .............      745,500
                                             -----------
                                               2,116,999
                                             -----------
Publishing (1.8%):
  23,000    Tribune Co. ...................      840,938
                                             -----------
Real Estate Investment Trust (4.1%):
  53,000    Burnham Pacific Properties,
              Inc. ........................      374,312
  40,000    Captec Net Lease Realty,
              Inc. ........................      333,750
  12,000    Hospitality Properties Trust...      243,000
  31,000    Prentiss Properties Trust......      691,687
  41,300    Thornburg Mortgage Asset
              Corp. .......................      304,588
                                             -----------
                                               1,947,337
                                             -----------
Retail (4.8%):
  40,000    Claire's Stores, Inc. .........      802,499
  30,000    Dillard's, Inc. ...............      493,125
  35,000    KMart Corp. (b)................      339,063
  25,000    Longs Drug Stores, Inc. .......      568,750
                                             -----------
                                               2,203,437
                                             -----------
Steel (1.6%):
  36,800    Carpenter Technology Corp. ....      765,900
                                             -----------
Telecommunications (1.1%):
  22,000    Andrew Corp. (b)...............      503,250
                                             -----------
Tires & Rubber Products (1.2%):
  43,000    Cooper Tire & Rubber Co........      540,188
                                             -----------
Transportation -- Misc. (1.4%):
  29,000    Ryder System, Inc. ............      657,938
                                             -----------
Utilities -- Electric (4.2%):
  19,000    American Electric Power Co. ...      566,438
  22,000    Montana Power Co. .............    1,407,999
                                             -----------
                                               1,974,437
                                             -----------
Utilities -- Gas & Pipeline (0.9%):
  10,000    Williams Co., Inc. ............      439,375
                                             -----------

SHARES OR
PRINCIPAL              SECURITY                MARKET
 AMOUNT               DESCRIPTION               VALUE
---------   -------------------------------  -----------
 COMMON STOCKS, CONTINUED:
Utilities -- Telephone (1.3%):
  14,000    SBC Communications, Inc........  $   588,000
                                             -----------
            Total Common Stocks............   42,437,955
                                             -----------
PREFERRED STOCKS (2.1%):
Electrical & Electronic (1.6%):
   8,000    L&H Capital Trust I (c)........      759,000
                                             -----------
Pharmaceuticals (0.5%):
   5,000    Biovail Corp (b)...............      231,250
                                             -----------
            Total Preferred Stocks.........      990,250
                                             -----------
CONVERTIBLE BONDS (6.8%):
Computer Software (1.5%):
$500,000    Wind River Systems, 5.00%,
              8/1/02, Callable 8/2/00 @
              102.00.......................      712,500
                                             -----------
Electronic Components (0.8%):
 300,000    Cypress Semiconductor Corp.,
              4.00%, 2/1/05................      374,250
                                             -----------
Health & Personal Care (1.3%):
 800,000    Sunrise Assisted Living, Inc.,
              5.50%, 6/15/02, Callable
              6/15/00 @ 102.20.............      626,000
                                             -----------
Industrial Goods & Services (2.3%):
 778,000    Integrated Device Technology,
              Inc., 5.50%, 6/1/02, Callable
              5/10/00 @ 101.38.............    1,082,393
                                             -----------
Shipbuilding (0.9%):
 800,000    Friede Goldman Halter, Inc.,
              4.50%, 9/15/04, Callable
              9/15/04 @ 102.57.............      413,000
                                             -----------
            Total Convertible Bonds........    3,208,143
                                             -----------
            Total Investments(Cost
              $43,263,767) (a).............  $46,636,348
                                             ===========

---------

Percentages indicated are based on net assets of $46,967,205.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses and REIT adjustments of $11,304 and ($33,038), respectively, recognized for income tax purposes in excess of financial reporting. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $10,128,817
         Unrealized depreciation.........................   (6,734,502)
                                                           -----------
         Net unrealized appreciation.....................  $ 3,394,315
                                                           ===========

(b) Represents non-income producing securities.

(c) 144A Security which is restricted as to resale to institutional investors.
                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS (99.6%):
Air Transportation (0.3%):
   5,700   FedEx Corp. ....................  $   222,300
                                             -----------
Automotive Parts (0.4%):
   4,800   TRW, Inc........................      280,800
                                             -----------
Banking (4.5%):
  16,450   AmSouth Bancorporation..........      245,722
  14,700   Bank Of America Corp............      770,831
   5,700   J.P. Morgan & Co................      750,975
  10,000   MBNA Corp.......................      255,000
   6,100   PNC Bank Corp...................      274,881
   7,300   The Chase Manhattan Corp........      636,469
  12,000   Wells Fargo & Co................      491,250
                                             -----------
                                               3,425,128
                                             -----------
Beverages (0.5%):
   7,800   Coca-Cola Co....................      366,113
                                             -----------
Communications Equipment (1.2%):
  10,000   Convergys Corp..................      386,250
   6,000   Symbol Technologies, Inc........      493,875
                                             -----------
                                                 880,125
                                             -----------
Computer Services (0.9%):
  10,000   America Online, Inc. (b)........      672,500
                                             -----------
Computer Software (6.6%):
   7,200   Computer Associates
             International, Inc............      426,150
  20,000   Compuware Corp. (b).............      421,250
  21,000   Microsoft Corp. (b).............    2,231,250
  24,400   Oracle Corp. (b)................    1,904,725
                                             -----------
                                               4,983,375
                                             -----------
Computers (10.9%):
   5,300   Apple Computer, Inc. (b)........      719,806
  12,600   Dell Computer Corp. (b).........      679,613
  13,100   EMC Corp. (b)...................    1,637,499
   4,000   Hewlett-Packard Co. ............      530,250
   7,000   Intel Corp......................      923,563
  10,000   International Business Machines
             Corp. ........................    1,180,000
  32,700   Quantum Corp. DLT and
             Storage (b)...................      390,356
  20,000   Sun Microsystems, Inc. (b)......    1,874,062
  14,800   Unisys Corp. (b)................      377,400
                                             -----------
                                               8,312,549
                                             -----------
Cosmetics & Toiletries (0.8%):
  10,400   Proctor & Gamble Co.............      585,000
                                             -----------
Data Processing & Reproduction (0.4%):
   7,300   First Data Corp. ...............      323,025
                                             -----------

                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Defense (0.7%):
   7,800   United Technologies Corp. ......  $   492,863
                                             -----------
Electrical Equipment (0.4%):
   6,000   Emerson Electric Co.............      317,250
                                             -----------
Electronic Components (7.2%):
   4,000   Conexant Systems, Inc. (b)......      284,000
  10,700   Cypress Semiconductor Corp.
             (b)...........................      527,644
   8,000   LSI Logic Corp. (b).............      581,000
  10,000   SCI Systems, Inc. (b)...........      538,125
  26,600   Solectron Corp. (b).............    1,065,663
  18,600   Tandy Corp......................      943,950
  10,000   Texas Instruments, Inc..........    1,599,999
                                             -----------
                                               5,540,381
                                             -----------
Financial Services (6.9%):
   6,300   American Express Co.............      938,306
   9,000   Associates First Capital
             Corp..........................      192,938
  24,850   Citigroup, Inc..................    1,473,915
   3,800   Fannie Mae......................      214,463
  17,600   Morgan Stanley Dean Witter &
             Co. ..........................    1,435,499
  17,000   Schwab (Charles) Corp...........      965,813
                                             -----------
                                               5,220,934
                                             -----------
Forest & Paper Products (0.4%):
   5,000   Kimberly-Clark Corp. ...........      280,000
                                             -----------
Household -- Major Appliances (0.6%):
   7,400   Whirlpool Corp. ................      433,825
                                             -----------
Household Products (0.3%):
   6,200   The Clorox Company..............      201,500
                                             -----------
Instruments -- Scientific (1.9%):
  12,400   PE Corp. Biosystems Group.......    1,196,600
   2,200   Waters Corp. (b)................      209,550
                                             -----------
                                               1,406,150
                                             -----------
Insurance (1.4%):
   1,600   American General Corp...........       89,800
   6,600   American International Group,
             Inc...........................      722,700
   4,500   Hartford Financial Services
             Group.........................      237,375
                                             -----------
                                               1,049,875
                                             -----------
Leisure (0.3%):
   5,419   Sabre Holdings Corp. (b)........      200,164
                                             -----------
Machinery & Equipment (1.9%):
  15,000   Applied Materials, Inc. (b).....    1,413,750
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Manufacturing (3.1%):
  12,000   General Electric Co.............  $ 1,862,250
  10,000   Tyco International Ltd. ........      498,750
                                             -----------
                                               2,361,000
                                             -----------
Medical -- Biotechnology (1.3%):
   6,600   Genentech, Inc. ................    1,003,200
                                             -----------
Medical -- Instruments/Products (1.3%):
   3,900   Beckman Coulter, Inc. ..........      250,331
  13,500   Boston Scientific Corp. (b).....      287,719
   7,300   Guidant Corp....................      429,331
                                             -----------
                                                 967,381
                                             -----------
Motor Vehicles (1.7%):
   8,800   Ford Motor Co...................      404,250
  10,200   General Motors Corp.............      844,688
                                             -----------
                                               1,248,938
                                             -----------
Multimedia (1.6%):
  13,000   CBS Corp. (b)...................      736,125
   5,100   Time Warner, Inc. ..............      510,000
                                             -----------
                                               1,246,125
                                             -----------
Networking Software (3.5%):
  34,000   Cisco Systems, Inc. (b).........    2,628,625
                                             -----------
Oil & Gas (3.7%):
   6,000   Enron Corp......................      449,250
  15,000   Exxon Mobil Corp................    1,167,188
  10,000   Royal Dutch Petroleum Co. ......      575,625
  12,800   The Coastal Corp................      588,800
                                             -----------
                                               2,780,863
                                             -----------
Oil & Gas -- Exploration/Production (0.3%):
   7,800   Ultramar Diamond Shamrock
             Corp..........................      197,925
                                             -----------
Oil & Gas Drilling (0.5%):
  10,400   Nabors Industries, Inc. (b).....      403,650
                                             -----------
Oil & Gas Services (0.8%):
   4,200   Schlumberger Ltd................      321,300
   5,184   Transocean Sedco Forex, Inc.....      266,004
                                             -----------
                                                 587,304
                                             -----------
Oil -- Integrated Companies (0.9%):
  12,600   BP Amoco -- PLC-ADR.............      668,588
                                             -----------
Pharmaceuticals (4.8%):
  15,000   Amgen, Inc. (b).................      920,625
   8,400   Johnson & Johnson...............      588,525
  17,000   Merck & Co., Inc. ..............    1,056,125
  20,000   Pfizer, Inc.....................      731,250

                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
  10,000   Schering-Plough Corp............  $   367,500
                                             -----------
                                               3,664,025
                                             -----------
Pipelines (0.5%):
   9,200   El Paso Energy Corp.............      371,450
                                             -----------
Restaurants (1.4%):
  12,200   McDonald's Corp.................      458,263
  14,000   Starbucks Corp. (b).............      627,375
                                             -----------
                                               1,085,638
                                             -----------
Retail (6.0%):
   4,000   Bed Bath & Beyond, Inc. (b).....      157,500
  16,050   Home Depot, Inc. ...............    1,035,225
   8,800   Kohl's Corp. (b)................      902,000
  10,200   Safeway, Inc. (b)...............      461,550
  33,000   Wal-Mart Stores, Inc. ..........    1,831,500
   5,000   Walgreen Co. ...................      128,750
                                             -----------
                                               4,516,525
                                             -----------
Telecommunications (12.8%):
  10,000   Bell Atlantic Corp. ............      611,250
  10,000   Ciena Corp. (b).................    1,261,249
  20,000   Comcast Corp. (b)...............      867,500
  14,000   JDS Uniphase Corp. .............    1,687,874
  17,900   Lucent Technologies, Inc. ......    1,087,425
   4,500   Motorola, Inc. .................      640,688
   6,500   NEXTEL Communications (b).......      963,625
   9,000   Nortel Networks Corp............    1,134,000
   3,000   QUALCOMM, Inc. (b)..............      447,938
   7,800   Sprint Corp. (PCS Group) (b)....      509,438
   9,000   Tellabs, Inc. (b)...............      566,859
                                             -----------
                                               9,777,846
                                             -----------
Transportation -- Misc. (0.8%):
   9,300   United Parcel Service, Inc.
             Class B.......................      585,900
                                             -----------
Utilities -- Gas & Pipeline (0.6%):
  10,000   Williams Co., Inc...............      439,375
                                             -----------
Utilities -- Telephone (5.5%):
  14,000   AT&T Corp.......................      787,500
  12,000   BellSouth Corp..................      564,000
  24,100   MCI Worldcom, Inc. (b)..........    1,092,031
   7,000   Qwest Communications
             International (b).............      339,500
  25,000   SBC Communications, Inc.........    1,050,000
   4,100   U S WEST, Inc...................      297,763
                                             -----------
                                               4,130,794
                                             -----------
           Total Common Stocks.............   75,272,759
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

 SHARES
   OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION                VALUE
---------   --------------------------------  -----------
REPURCHASE AGREEMENT (0.6%):
$475,291    Fifth Third Bank Repurchase
              Agreement, 3/31/00, 5.65%,
              matures 4/3/00,
              (Collateralized by $490,000
              GNMA #780848, 6.50%, 8/15/13,
              market value = $477,991)......      475,291
                                              -----------
            Total Repurchase Agreement......      475,291
                                              -----------
            Total Investments
              (Cost $57,263,580) (a)........  $75,748,050
                                              ===========

---------

Percentages indicated are based on net assets of $75,587,456.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $41,722. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $21,170,382
         Unrealized depreciation.........................   (2,727,634)
                                                           -----------
         Net unrealized appreciation.....................  $18,442,748
                                                           ===========

(b) Represents non-income producing securities

PLC -- Public Limited Company

ADR  -- American Depository Receipt

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (88.7%):
Advertising (1.4%):
     6,000   Lamar Advertising Co. (b).....  $   273,000
    10,000   MDC Corporation, Inc. (b).....      116,250
                                             -----------
                                                 389,250
                                             -----------
Aerospace/Defense -- Equipment (0.5%):
     7,500   AAR Corp......................      125,156
                                             -----------
Banking (1.9%):
    15,000   East West Bancorp, Inc........      165,938
     7,500   GBC Bancorp./California ......      173,906
     7,500   UCBH Holdings, Inc. (b).......      161,250
                                             -----------
                                                 501,094
                                             -----------
Commercial Goods & Services (1.2%):
     8,000   Carey International, Inc.
               (b).........................      136,000
    10,000   Source Information Mgmt. Co.
               (b).........................      175,000
                                             -----------
                                                 311,000
                                             -----------
Computer Networking (3.5%):
    30,000   Digital Biometrics, Inc.
               (b).........................      247,500
     7,500   Electronics Boutique Holdings
               Corp. (b)...................      143,438
    15,000   Hypercom Corp. (b)............      256,875
    10,000   PC Connection, Inc. (b).......      282,500
                                             -----------
                                                 930,313
                                             -----------
Computer Services (0.1%):
    15,000   DA Consulting Group, Inc.
               (b).........................       37,500
                                             -----------
Computer Software (8.2%):
     7,500   APEX, Inc. (b)................      278,437
    13,000   AVT Corp. (b).................      153,563
     3,000   Brio Technology, Inc. (b).....      113,250
    15,000   Deltek Systems, Inc. (b)......      229,688
     2,500   Inso Corp. (b)................       33,750
     6,000   J.D. Edwards & Co. (b)........      195,375
     3,000   Marimba, Inc. (b).............      132,375
     2,000   Micromuse, Inc. (b)...........      277,624
    20,000   Netsmart Technologies, Inc.
               (b).........................      218,750
     6,000   Smartforce PLC (b)............      275,250
    15,000   Take-Two Interactive Software,
               Inc. (b)....................      198,750
     3,500   Xircom, Inc. (b)..............      129,500
                                             -----------
                                               2,236,312
                                             -----------
Computers (2.9%):
     7,500   Aspeon, Inc. (b)..............      151,875
     4,000   Eloyalty Corp. (b)............       95,500

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
    10,000   Ikos Systems, Inc. (b)........  $   129,375
     5,000   Insight Enterprises, Inc.
               (b).........................      182,188
    25,000   Tidel Technologies, Inc.
               (b).........................      218,750
                                             -----------
                                                 777,688
                                             -----------
Computers & Manufacturing Memory Devices (0.7%):
    15,000   Maxtor Corp. (b)..............      194,063
                                             -----------
Cosmetics/Personal Care (0.5%):
    10,000   Playtex Products, Inc. (b)....      130,000
                                             -----------
Data Processing Services (0.9%):
    15,000   Informix Corp. (b)............      254,063
                                             -----------
Electrical & Electronic (0.9%):
     6,000   Integrated Device Technology,
               Inc. (b)....................      237,750
                                             -----------
Electronic Components (14.4%):
     3,000   ACT Manufacturing, Inc. (b)...      167,813
     6,000   Amkor Technology, Inc. (b)....      318,375
     3,000   Amphenol Corp. (b)............      306,750
     6,000   ATMI, Inc. (b)................      286,500
     5,000   Audiovox Corp. (b)............      218,125
     6,000   Celestica, Inc. (b)...........      318,375
     7,000   Flextronics International Ltd.
               (b).........................      493,062
     4,000   Galileo Technology Ltd. (b)...       73,000
     7,000   Integrated Measurement Systems
               (b).........................      142,188
     8,000   International Rectifier Corp.
               (b).........................      305,000
    15,000   Micro Linear Corp. (b)........      127,500
     6,000   MKS Instruments, Inc. (b).....      303,000
     6,000   Photronics, Inc. (b)..........      211,875
     9,000   Robotic Vision Systems, Inc.
               (b).........................      144,000
     5,000   Transwitch Corp. (b)..........      480,624
                                             -----------
                                               3,896,187
                                             -----------
Electronic Instruments (0.6%):
     6,000   Measurement Specialties, Inc.
               (b).........................      151,875
                                             -----------
Electronics (0.6%):
     6,000   Power Integrations, Inc.
               (b).........................      150,000
                                             -----------
Environmental Services (0.9%):
    10,000   Stericycle, Inc. (b)..........      250,000
                                             -----------
Fiber Optics (1.4%):
     4,000   Metromedia Fiber Network, Inc.
               (b).........................      386,750
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services (1.1%):
    15,000   Capitol Federal Financial.....  $   141,563
    15,000   Microfinancial, Inc...........      155,625
                                             -----------
                                                 297,188
                                             -----------
Food & Related (2.2%):
     5,000   Metris Co., Inc...............      194,375
    20,000   Monterey Pasta Co. (b)........       85,000
    15,000   Suprema Specialties, Inc.
               (b).........................      149,063
     7,500   Wild Oats Markets, Inc. (b)...      153,750
                                             -----------
                                                 582,188
                                             -----------
Forest & Paper Products (0.5%):
    10,000   Longview Fibre Co.............      147,500
                                             -----------
Health & Personal Care (2.1%):
    15,000   Abaxis, Inc. (b)..............      125,625
     5,500   EP Medsystems, Inc. (b).......       33,344
     7,500   Laser Vision Centers, Inc.
               (b).........................       52,031
    15,000   LCA-Vision, Inc. (b)..........       76,406
    20,000   Merit Medical Systems, Inc.
               (b).........................      197,500
    25,000   Total Renal Care Holdings
               (b).........................       78,125
                                             -----------
                                                 563,031
                                             -----------
Household Products (0.6%):
    10,000   Church & Dwight, Inc..........      171,875
                                             -----------
Investment Companies (0.5%):
    10,000   Conning Corp..................      124,375
                                             -----------
Machinery & Equipment (0.9%):
     6,000   Gasonics International Corp.
               (b).........................      237,938
                                             -----------
Media (1.0%):
     6,000   Ligand Pharmaceuticals, Inc.
               (b).........................      106,500
    15,000   Medialink Worldwide, Inc.
               (b).........................       97,500
    15,000   NTN Communications, Inc.
               (b).........................       60,000
                                             -----------
                                                 264,000
                                             -----------
Medical -- Biotechnology (1.2%):
    10,000   Diametrics Medical, Inc.
               (b).........................      112,500
     6,000   Interpore International (b)...       50,250
     4,000   Liposome Co, Inc. (b).........       69,875
    10,000   Nymox Pharmaceutical Corp.
               (b).........................       56,250
    13,000   ZymeTx, Inc. (b)..............       34,938
                                             -----------
                                                 323,813
                                             -----------
Medical -- Instruments/Products (2.5%):
    13,000   America Service Group, Inc.
               (b).........................      195,000
     8,000   Exactech, Inc. (b)............      135,500
     8,000   Osteotech, Inc. (b)...........      107,000
    15,000   Zevex International, Inc.
               (b).........................      167,813
     1,500   Zoll Medical Corp. (b)........       76,875
                                             -----------
                                                 682,188
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Multimedia (0.8%):
    15,000   Canwest Global Comm Corp......  $   161,250
     2,500   Corus Entertainment, Inc.
               (b).........................       65,435
                                             -----------
                                                 226,685
                                             -----------
Oil & Gas -- Exploration/Production (3.5%):
    10,000   Cross Timbers Oil Co..........      130,625
    30,000   Denbury Resources, Inc. (b)...      120,000
    10,000   EOG Resources, Inc............      211,874
    50,000   Meridian Resource Corp. (b)...      193,750
    13,000   Pioneer Natural Resources Co.
               (b).........................      138,125
     8,000   Vintage Petroleum, Inc. (b)...      161,000
                                             -----------
                                                 955,374
                                             -----------
Oil & Gas Drilling (3.9%):
    40,000   Key Energy Services, Inc.
               (b).........................      464,999
     7,500   Noble Drilling Corp. (b)......      310,781
     7,500   Santa Fe International
               Corp........................      277,500
                                             -----------
                                               1,053,280
                                             -----------
Oil -- Field Services (0.6%):
     3,000   Hanover Compressor Co. (b)....      170,625
                                             -----------
Pharmaceuticals (6.1%):
     7,000   Biovail Corp. (b).............      310,187
     6,000   Elan Corp. Plc. (b)...........      285,000
     7,000   Hi-Tech Pharmacal Co., Inc.
               (b).........................       38,500
     3,000   Immtech International, Inc.
               (b).........................       84,750
    10,000   K V Pharmaceutical Co. (b)....      268,750
     3,000   King Pharmaceuticals, Inc.
               (b).........................       94,500
     5,000   Medicis Pharmaceutical (b)....      200,000
    20,000   SICOR, Inc....................      207,500
    15,000   Taro Pharmaceutical Industries
               (b).........................      161,250
                                             -----------
                                               1,650,437
                                             -----------
Railroad (0.2%):
     7,500   Railamerica, Inc. (b).........       50,625
                                             -----------
Real Estate (0.6%):
    11,000   Catellus Development Corp.
               (b).........................      152,625
                                             -----------
Real Estate Investment Trust (0.7%):
     6,000   Alexandria Real Estate
               Equities....................      180,000
                                             -----------
Recreation Centers (0.7%):
     7,500   Bally Total Fitness Holding
               Corp. (b)...................      183,750
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Restaurants (0.9%):
     7,500   Outback Steakhouse, Inc.
               (b).........................  $   240,469
                                             -----------
Retail (4.2%):
     6,900   Family Dollar Stores, Inc.....      143,606
    20,000   Fred's, Inc. .................      304,999
    10,000   Hollywood Entertainment Corp.
               (b).........................       80,625
    30,000   J. Jill Group, Inc. (b).......      118,125
    20,000   Officemax, Inc. (b)...........      130,000
    10,000   Tuesday Morning Corp. (b).....      143,750
    10,000   Ulimate Electronics, Inc.
               (b).........................      218,750
                                             -----------
                                               1,139,855
                                             -----------
Schools (0.9%):
    15,000   Argosy Education Group, Inc.
               (b).........................       85,313
    10,000   ITT Educational Services, Inc.
               (b).........................      160,000
                                             -----------
                                                 245,313
                                             -----------
Telecommunication & Satellite (2.2%):
     5,000   Gilat Satellite Networks Ltd.
               (b).........................      586,250
                                             -----------
Telecommunications (7.1%):
     8,000   ACT Teleconferencing, Inc.
               (b).........................      100,500
     4,000   AT&T Canada, Inc. (b).........      244,000
     3,000   Carrier Access Corp. (b)......      159,750
     2,000   Ciena Corp. (b)...............      252,249
     6,000   Dobson Communications Corp.
               (b).........................      138,000
     4,000   Global Telesystems Group, Inc.
               (b).........................       82,000
    10,000   Grupo Iusacell S.A. de C.V.
               (b).........................      202,500
     7,000   I D Systems, Inc. (b).........       58,625
     6,000   Latitude Communications, Inc.
               (b).........................      157,500
    17,000   Network Equipment
               Technologies, Inc. (b)......      170,000
     2,500   Powertel, Inc. (b)............      172,969
     7,000   RSL Communications Ltd. (b)...      168,000
                                             -----------
                                               1,906,093
                                             -----------
Toys (0.3%):
    20,000   Racing Champions Corp. (b)....       76,250
                                             -----------
Transportation (0.6%):
    10,000   Midcoast Energy Resources.....      169,375
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
---------    ------------------------------    ------
COMMON STOCKS, CONTINUED:
Utilities -- Electric (1.7%):
     7,000   Montana Power Co..............  $   448,000
                                             -----------
Utilities -- Gas & Pipeline (0.5%):
     3,000   Equitable Resources, Inc......      134,438
                                             -----------
             Total Common Stocks...........   23,922,541
                                             -----------
CONVERTIBLE BONDS (1.5%):
Electronic Components (0.9%):
$  150,000   Advanced Micro Devices, 6.00%,
               5/15/2005, Converts to
               27.027 Shares Per 1000,
               Convertible Until
               5/15/2005...................      244,500
                                             -----------
Retail (0.6%):
   150,000   Devon Energy Corp., 4.90%,
               8/15/08, Conv to 9.3283 Shrs
               Per 1000....................      150,188
                                             -----------
             Total Convertible Bonds.......      394,688
                                             -----------
CORPORATE BONDS (1.4%):
Computer Software (1.4%):
   250,000   Aspen Technology, Inc., 5.25%,
               6/15/05.....................      233,750
    25,000   BEA Systems, Inc., 4.00%,
               6/15/05.....................      133,656
                                             -----------
             Total Corporate Bonds.........      367,406
                                             -----------
REPURCHASE AGREEMENT (9.4%):
$2,525,131   Fifth Third Bank Repurchase
               Agreement, 3/31/00, 5.65%,
               matures 4/3/00,
               (Collateralized by
               $2,580,000 GNMA #780848,
               6.50%, 8/15/13, market value
               = $2,516,769................    2,525,131
                                             -----------
             Total Repurchase Agreement....    2,525,131
                                             -----------
             Total Investments
               (Cost $20,812,166) (a)......  $27,209,766
                                             ===========

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

---------

Percentages indicated are based on net assets of $26,931,870.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $13,663. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 7,742,718
         Unrealized depreciation.........................   (1,358,781)
                                                           -----------
         Net unrealized appreciation.....................  $ 6,383,937
                                                           ===========

(b) Represents non-income producing securities

PLC -- Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
CORPORATE BONDS (29.0%):
Automotive (5.3%):
$3,000,000   Ford Motor Credit, 8.20%,
               2/15/02.....................  $ 3,037,890
                                             -----------
Financial Services (6.4%):
 2,000,000   Associates Corp., 6.75%,
               8/1/01......................    1,985,134
 1,800,000   Bear Stearns Co., 6.25%,
               7/15/05.....................    1,683,581
                                             -----------
                                               3,668,715
                                             -----------
Industrial Goods & Services (7.1%):
 2,000,000   American Home Products, 7.90%,
               2/15/05.....................    2,045,624
 2,000,000   Procter & Gamble, 8.00%,
               11/15/03....................    2,054,144
                                             -----------
                                               4,099,768
                                             -----------
Manufacturing -- Capital Goods (3.4%):
 2,000,000   Eaton Corp., 6.95%,
               11/15/04....................    1,958,156
                                             -----------
Oil & Gas Exploration (1.7%):
 1,000,000   Atlantic Richfield, 5.55%,
               4/15/03.....................      956,835
                                             -----------
Telecommunications (1.8%):
 1,000,000   MCI Worldcom Inc., 7.75%,
               4/1/07......................    1,016,555
                                             -----------
Utilities -- Electric (3.3%):
 2,000,000   Pennsylvania Electric Co.,
               5.75%, 4/1/04...............    1,884,366
                                             -----------
             Total Corporate Bonds.........   16,622,285
                                             -----------
U.S. TREASURY OBLIGATIONS (50.0%):
 4,500,000   6.25%, 8/31/02................    4,473,284
 6,000,000   6.25%, 2/15/03................    5,968,128
 7,000,000   7.25%, 5/15/04................    7,216,566

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
$6,000,000   6.50%, 5/15/05................  $ 6,039,378
 5,000,000   6.13%, 8/15/07................    4,953,125
                                             -----------
             Total U.S. Treasury
               Obligations.................   28,650,481
                                             -----------
U.S. GOVERNMENT AGENCIES (18.9%):
Fannie Mae (5.2%):
 3,000,000   9.05%, 04/10/00...............    3,001,617
                                             -----------
Federal Home Loan Mortgage Corporation (3.5%):
 2,000,000   Federal Home Loan Mortgage
               Corp., 7.00%, 3/15/10.......    1,985,779
                                             -----------
Federal Home Loan Bank (5.1%):
 1,000,000   Federal Home Loan Bank, 5.69%,
               12/28/01....................      979,323
 2,000,000   Federal Home Loan Bank, 6.25%,
               11/15/02....................    1,961,732
                                             -----------
                                               2,941,055
                                             -----------
Freddie Mac (5.1%):
 3,000,000   6.24%, 10/6/04................    2,902,644
                                             -----------
             Total U.S. Government
               Agencies....................   10,831,095
                                             -----------
REPURCHASE AGREEMENT (1.5%):
   877,757   Fifth Third Bank Repurchase
               Agreement, 3/31/00, 5.65%,
               matures 4/3/00,
               (Collateralized by $900,000
               GNMA #780848, 6.50%,
               8/15/13, market value =
               $877,943)...................      877,757
                                             -----------
             Total Repurchase Agreement....      877,757
                                             -----------
             Total Investments
               (Cost $59,652,343) (a)......  $56,981,618
                                             -----------

---------

Percentages indicated are based on net assets of $57,310,955

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $37,335. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $     5,174
         Unrealized depreciation.........................   (2,713,234)
                                                           -----------
         Net unrealized depreciation.....................  $(2,708,060)
                                                           ===========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Group offers shares of a number of different series, including the following series for which 1st Source Bank serves as investment adviser: the 1st Source Monogram Income Equity Fund, the 1st Source Monogram Diversified Equity Fund, the 1st Source Monogram Special Equity Fund, and the 1st Source Monogram Income Fund, (collectively, the "Funds" and individually, a "Fund"). On October 24, 1998, the 1st Source Monogram Funds were reorganized and moved from The Sessions Group to The Coventry Group.

     The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objective of the Income Fund is current income consistent with preservation of capital.

     The Group is authorized to issue an unlimited number of shares, which are equal units of beneficial interest with a par value of $0.01 per share. Sales of Fund shares may be made to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund, and the Income Fund are valued at their market values determined on the basis of the current available prices in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 2000

     The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are transferred to an account of the Fund at a bank custodian.

     DERIVATIVES:

     A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rates, futures contracts, options, and forward currency contracts. Risks of entering into such transactions include the potential inability of the dealer to meet its obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the policy of the Funds, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitations on investments in illiquid securities as set forth in the Funds' investment restrictions.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     EXPENSES:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

     DIVIDENDS TO SHAREHOLDERS:

     A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is generally paid monthly. A dividend for the Special Equity Fund

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 2000

     is declared quarterly at the close of business on the day of declaration and is paid quarterly. Distributable net realized capital gains for each Fund, if any, are distributed at least annually.

     Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

     These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     As of March 31, 2000, the following reclassifications have been made to increase (decrease) the following components of net assets with offsetting adjustments, if any, to paid-in-capital:

                                               ACCUMULATED         ACCUMULATED NET
                                            UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                                            INVESTMENT INCOME       ON INVESTMENTS
                                            -----------------    --------------------
Income Equity Fund........................      $ 29,991              $ (29,991)
Diversified Equity Fund...................      $224,879              $(224,879)
Special Equity Fund.......................      $  3,023              $  (2,932)

     FEDERAL INCOME TAXES:

     It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3.   PURCHASES AND SALES OF SECURITIES:

     The costs of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended March 31, 2000 were as follows:

                                                    PURCHASES        SALES
                                                   -----------    ------------
Income Equity Fund...............................  $22,037,704    $ 29,261,729
Diversified Equity Fund..........................   80,550,582     104,063,766
Special Equity Fund..............................   40,442,527      48,878,401
Income Fund......................................   38,580,086      45,436,497

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 2000

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. BISYS Ohio serves the Funds as administrator, transfer agent and fund accountant. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund.

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by BISYS to pay banks, including 1st Source Bank, broker-dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net assets of each Fund. As of the date of this report, no such servicing agreements have been entered into by the Group with respect to the Funds.

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the year ended March 31, 2000, BISYS received $822 from commissions earned on sales of shares of the Funds, of which $741 was reallowed to broker/dealers affiliated with 1st Source Bank.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 2000

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended March 31, 2000:

                                    INCOME     DIVERSIFIED    SPECIAL
                                    EQUITY       EQUITY       EQUITY      INCOME
                                     FUND         FUND         FUND        FUND
                                   --------    -----------    -------    --------
INVESTMENT ADVISORY:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)............       .80%         .99%         .80%        .55%
Voluntary fee reductions.........        --     $ 35,137           --          --
ADMINISTRATION FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)............       .20%         .20%         .20%        .20%
12B-1 FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)............       .25%         .25%         .25%        .25%
Voluntary fee reductions.........  $120,266     $199,242      $68,523    $156,768

5.   FEDERAL INCOME TAX INFORMATION:

     During the year ended March 31, 2000 the Funds declared long-term capital gain distributions as follows:

                                                                LONG-TERM
                                                                   20%
                                                                ----------
Income Equity Fund..........................................    $2,772,704
Diversified Equity Fund.....................................    $9,239,139

     For corporate shareholders the following percentage of the total ordinary income distributions paid during the year ended March 31, 2000 qualify for the corporate dividends received deduction for the following funds:

                                                                PERCENTAGE
                                                                ----------
Income Equity Fund..........................................      29.33%
Diversified Equity Fund.....................................      30.02%
Special Equity Fund.........................................       2.87%

     Capital losses incurred for the Funds after October 31, within the Funds' fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Income Fund has incurred and will elect to defer such capital losses of $650,407.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 2000

     At March 31, 2000, the Funds had net capital loss carryforwards, as follows:

                                         CAPITAL LOSS CARRYFORWARD
                                    ------------------------------------      AVAILABLE
        FUND                        BEGINNING     UTILIZED      ENDING         THROUGH
        ----                        ----------    --------    ----------    --------------
        Special Equity Fund.......  $  522,780    $522,780            --                --
        Income Fund...............  $1,139,812          --    $1,139,812    March 31, 2008

     The capital loss carryforwards will be available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryforward is used to offset future capital gains, it is probably that these gains so offset will not be distributed to shareholders.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS
             REPRESENTS AN OUTSTANDING UNIT OF BENEFICIAL INTEREST.

                                                                INCOME EQUITY FUND
                                         -----------------------------------------------------------------
                                         YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                         MARCH 31,         MARCH 31,          JUNE 30,          JUNE 30,
                                            2000            1999(a)             1998            1997(b)
                                         ----------       ------------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD...   $ 11.00           $ 12.60           $ 12.28           $ 10.00
                                          -------           -------           -------           -------
INVESTMENT ACTIVITIES:
  Net investment income................      0.25              0.20              0.27              0.20
  Net realized and unrealized gains
     (losses) on investments...........      0.94             (0.26)             1.79              2.32
                                          -------           -------           -------           -------
     Total from Investment
       Activities......................      1.19             (0.06)             2.06              2.52
                                          -------           -------           -------           -------
DIVIDENDS:
  Net investment income................     (0.26)            (0.20)            (0.27)            (0.19)
  Net realized gains...................     (1.16)            (1.34)            (1.47)            (0.05)
                                          -------           -------           -------           -------
     Total Dividends...................     (1.42)            (1.54)            (1.74)            (0.24)
                                          -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD.........   $ 10.77           $ 11.00           $ 12.60           $ 12.28
                                          =======           =======           =======           =======
Total Return (excludes sales charge)...     11.35%             0.04%(c)         18.15%            25.58%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....   $46,967           $50,903           $52,450           $39,196
  Ratio of expenses to average net
     assets............................      1.18%             1.21%(d)          1.21%             1.37%(d)
  Ratio of net investment income to
     average net assets................      2.18%             2.29%(d)          2.16%             2.38%(d)
  Ratio of expenses to average net
     assets*...........................      1.43%             1.46%(d)          1.46%             1.62%(d)
  Portfolio turnover...................     47.31%            34.41%            70.46%            38.49%

---------------

  * During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from July 1, 1998 through March 31, 1999.

(b) Commencement of operations on September 25, 1996.

(c) Not Annualized.

(d) Annualized.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS
             REPRESENTS AN OUTSTANDING UNIT OF BENEFICIAL INTEREST.

                                                               DIVERSIFIED EQUITY FUND
                                          -----------------------------------------------------------------
                                          YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                          MARCH 31,         MARCH 31,          JUNE 30,          JUNE 30,
                                             2000            1999(A)             1998            1997(B)
                                          ----------       ------------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $ 11.26           $ 13.31           $ 11.80           $ 10.00
                                           -------           -------           -------           -------
INVESTMENT ACTIVITIES:
  Net investment loss...................     (0.03)            (0.02)            (0.02)            (0.01)
  Net realized and unrealized gains
     (losses) on investments............      2.05             (0.11)             3.00              2.03
                                           -------           -------           -------           -------
     Total from Investment Activities...      2.02             (0.13)             2.98              2.02
                                           -------           -------           -------           -------
DIVIDENDS:
  Net realized gains....................     (1.96)            (1.92)            (1.47)            (0.22)
                                           -------           -------           -------           -------
     Total Dividends....................     (1.96)            (1.92)            (1.47)            (0.22)
                                           -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD..........   $ 11.32           $ 11.26           $ 13.31           $ 11.80
                                           =======           =======           =======           =======
Total Return (excludes sales charge)....     19.60%            (0.59)%(c)        27.85%            20.42%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....   $75,587           $85,361           $98,083           $74,990
  Ratio of expenses to average net
     assets.............................      1.33%             1.43%(d)          1.48%             1.62%(d)
  Ratio of net investment loss to
     average net assets.................     (0.28)%           (0.24)%(d)        (0.18)%           (0.10)%(d)
  Ratio of expenses to average net
     assets*............................      1.62%             1.68%(d)          1.73%             1.87%(d)
  Portfolio turnover....................    104.36%           107.94%            95.13%            76.54%

---------------

  * During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from July 1, 1998 through March 31, 1999.

(b) Commencement of operations on September 23, 1996.

(c) Not Annualized.

(d) Annualized.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS
             REPRESENTS AN OUTSTANDING UNIT OF BENEFICIAL INTEREST.

                                                                SPECIAL EQUITY FUND
                                         -----------------------------------------------------------------
                                         YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                         MARCH 31,         MARCH 31,          JUNE 30,          JUNE 30,
                                            2000            1999(a)             1998            1997(b)
                                         ----------       ------------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD...   $  9.18           $  9.63           $  9.59           $ 10.00
                                          -------           -------           -------           -------
INVESTMENT ACTIVITIES:
  Net investment income (loss).........        **                **                **                **
  Net realized and unrealized gains
     (losses) on investments...........      4.60             (0.44)             0.17             (0.10)
                                          -------           -------           -------           -------
     Total from Investment
       Activities......................      4.60             (0.44)             0.17             (0.10)
                                          -------           -------           -------           -------
DIVIDENDS:
  Net investment income................        **                **                **                **
  Net realized gains...................        --                --             (0.13)               --
  In excess of net realized gains......        --                --                --             (0.31)
  Tax return of capital................        --             (0.01)               --                --
                                          -------           -------           -------           -------
     Total Dividends...................        --             (0.01)            (0.13)            (0.31)
                                          -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD.........   $ 13.78           $  9.18           $  9.63           $  9.59
                                          =======           =======           =======           =======
Total Return (excludes sales charge)...     50.11%            (4.55)%(c)         1.86%            (1.03)%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....   $26,932           $30,946           $35,441           $30,524
  Ratio of expenses to average net
     assets............................      1.25%             1.24%(d)          1.27%             1.39%(d)
  Ratio of net investment income (loss)
     to average net assets.............     (0.01)%            0.02%(d)          0.04%             0.05%(d)
  Ratio of expenses to average net
     assets*...........................      1.50%             1.49%(d)          1.52%             1.65%(d)
  Portfolio turnover...................    173.84%           247.95%           124.55%           152.81%

---------------

  * During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005

(a) For the period from July 1, 1998 through March 31, 1999.

(b) Commencement of operations on September 20, 1996.

(c) Not Annualized.

(d) Annualized.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS
             REPRESENTS AN OUTSTANDING UNIT OF BENEFICIAL INTEREST.

                                                                    INCOME FUND
                                         -----------------------------------------------------------------
                                         YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                         MARCH 31,         MARCH 31,          JUNE 30,          JUNE 30,
                                            2000            1999(a)             1998            1997(b)
                                         ----------       ------------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD...   $  9.99           $ 10.34           $ 10.13           $ 10.00
                                          -------           -------           -------           -------
INVESTMENT ACTIVITIES:
  Net investment income................      0.55              0.41              0.60              0.44
  Net realized and unrealized gains
     (losses) on investments...........     (0.46)            (0.10)             0.21              0.12
                                          -------           -------           -------           -------
     Total from Investment
       Activities......................      0.09              0.31              0.81              0.56
                                          -------           -------           -------           -------
DIVIDENDS:
  Net investment income................     (0.56)            (0.41)            (0.60)            (0.43)
  Net realized gains...................        --             (0.18)               --                --
  In excess of net realized gains......        --             (0.07)               --                --
                                          -------           -------           -------           -------
     Total Dividends...................     (0.56)            (0.66)            (0.60)            (0.43)
                                          -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD.........   $  9.52           $  9.99           $ 10.34           $ 10.13
                                          =======           =======           =======           =======
     Total Return (excludes sales
       charge).........................      0.96%             3.00%(c)          8.24%             5.71%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....   $57,311           $67,251           $65,975           $54,789
  Ratio of expenses to average net
     assets............................      0.90%             0.92%(d)          0.92%             1.05%(d)
  Ratio of net investment income to
     average net assets................      5.69%             5.23%(d)          5.90%             5.71%(d)
  Ratio of expenses to average net
     assets*...........................      1.15%             1.17%(d)          1.17%             1.30%(d)
  Portfolio turnover...................     67.03%           301.44%           208.32%           118.33%

---------------

  * During the year certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from July 1, 1998 through March 31, 1999.

(b) Commencement of operations on September 24, 1996.

(c) Not Annualized.

(d) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To Trustees of
  1st Source Monogram Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, and 1st Source Monogram Income Fund (separate portfolios constituting 1st Source Monogram funds, hereafter referred to as the "Funds") at March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two periods then ended, and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 22, 2000

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[1st Source Monogram Funds(SM) Logo]            A N N U A L   R E P O R T



INVESTMENT ADVISER

1st Source Bank
100 North Michigan Street
South Bend, IN 46601


DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219
                                            [1st Source Monogram Funds(SM) Logo]



FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938




This material must be preceded or
accompanied by a current prospectus.                  Annual Report

                                                     March 31, 2000

5/00